UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2017
NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana St., Suite 3400 Houston, Texas 77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 751-7507
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 1, 2017, Natural Resource Partners L.P. and NRP Finance Corporation delivered their Notice of Full Redemption for all of their remaining outstanding 9.125% Senior Notes due 2018 (the “2018 Notes”) to Wells Fargo Bank, National Association, as trustee. The redemption price for the 2018 Notes will be equal to 100.000% of the principal amount of the 2018 Notes to be redeemed, plus accrued and unpaid interest to the redemption date. The redemption of the remaining 2018 Notes is expected to occur on October 2, 2017.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its general partner

Date: September 5, 2017	By:	/s/ Kathryn S. Wilson
Kathryn S. Wilson
Vice President and General Counsel